EXHIBIT 10.4.3

June 1, 2011

In reply refer to: Tariff Section File: TA332-8 LO #: L1100194

Brad Evans
Chief Executive Officer
Chugach Electric Association, Inc.
P. O. Box 196300 Anchorage, Alaska 99519-6300

Dear Mr. Evans:

On May 26, 2011, the Commission concurred with the Staff recommendation to approve TA332-8, filed by Chugach Electric Association, Inc. on May 9, 2011, and revised on May 26, 2011.

Enclosed are validated copies of Tariff Sheet No. 73 (3rd Revision), filed on May 26, 2011, by Chugach Electric Association, Inc. with TA332-8. The effective date of this sheet is June 23, 2011. Please note, Staff has inserted the effective date on the bottom right of the tariff sheet.

BY DIRECTION OF THE COMMISSION

Sincerely,
REGULATORY COMMISSION OF ALASKA

Enclosures

701 W. 8th Avenue, Suite 300, Anchorage, Alaska 99501-3469
Telephone: (907) 276-6222 Fax: (907) 276-0160 Text Telephone: (907) 276-4533
Website: http://rca.alaska.gov/RCAWeb/home.aspx

Chugach Electric Association, Inc.

SCHEDULE OF SPECIAL CONTRACTS

The following is a listing pursuant to 3 AAC 48.370(26) of all special contracts to which Chugach is a party.

1  Modified Agreement for the Sale and Purchase of Electric Power and Energy by and among Chugach Electric Association, Inc., Matanuska Electric Association, Inc., and Alaska Electric Generation and Transmission Cooperative, Inc., effective January 30,1989 through December 31, 2014; with amendments one and two.
T

2  Agreement for the Sale of Electric Power and Energy between Chugach Electric Association, Inc., Homer Electric Association, Inc., and Alaska Electric Generation and Transmission Cooperative, Inc., effective September 27, 1985 through December 31, 2013.
T

3  Nikiski Cogeneration Plant System Use and Dispatch Agreement between Chugach Electric Association, Inc., and Alaska Electric and Transmission Cooperative, Inc./Homer Electric Association, Inc., effective May 14, 1999 through December 31, 2013; with amendments one T through three.
T

4 Agreement for the Sale and Purchase of Electric Power and Energy between Chugach Electric Association, Inc., and the City of Seward, effective May 31, 2006 through December 31, 2011; extended through December 31,2016.	N

5  Isolated Operating Agreement for Government-Owned Emergency Generation Facilities between Chugach Electric Association, Inc., and the Anchorage School District, effective September 1, 2006 through December 31, 2016.

Tariff Advice No.: 332-8	Effective: June 23, 2011